Summary of Accounting Principles (Pension and Postretirement Obligations) (Details)	12 Months Ended
Dec. 31, 2015
ASU 2015-07 [Member]
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
New Accounting Pronouncement or Change in Accounting Principle, Description	In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its equivalent). This ASU eliminates the requirement to categorize investments within the fair value hierarchy if their fair value is measured using the net asset value (NAV) per share practical expedient. The update is effective for fiscal years beginning after December 15, 2015, with early adoption permitted. We elected to adopt the standard for fiscal year 2015. The adoption of this standard did not have a material effect on the consolidated financial statements.